Exhibit 99.1

        Digital River Reports Second Quarter Financial Results

    MINNEAPOLIS--(BUSINESS WIRE)--July 27, 2006--Digital River, Inc. (NASDAQ:DRIV):

    --  Q2 revenue up 39 percent year-over-year

    --  Q2 GAAP diluted EPS up 15 percent year-over-year

    --  Q2 non-GAAP diluted EPS up 41 percent year-over-year

    Digital River, Inc. (NASDAQ:DRIV), a global leader in e-commerce outsourcing, today reported its second quarter 2006 financial results.

    Q2 Revenue

    Second quarter revenue totaled $71.3 million, an increase of 39 percent from revenue of $51.1 million in the second quarter of 2005.

    Q2 GAAP Results

    Second quarter GAAP net income was $13.3 million, or $0.30 per diluted share, including $3.5 million of stock-based compensation expense. This compared to net income of $10.2 million, or $0.26 per diluted share, including no stock-based compensation expense in the second quarter of 2005. These results represent a year-over-year increase of 30 percent in GAAP net income and 15 percent in GAAP diluted net income per share.

    Q2 Non-GAAP Results

    Based on the Company's non-GAAP measurements, second quarter non-GAAP net income was $18.7 million, or $0.41 per diluted share, compared to net income, on a similar basis, of $12.1 million, or $0.29 per diluted share in the second quarter of 2005. This represents a year-over-year increase of 54 percent in non-GAAP net income and 41 percent in non-GAAP diluted net income per share.
    Non-GAAP net income is computed by starting with GAAP pre-tax income as reported on the Company's statement of operations, adding back amortization of acquisition-related intangibles, and beginning in 2006, stock-based compensation expense, to calculate non-GAAP pre-tax income. This figure is then taxed at 31 percent, the Company's anticipated effective tax rate, to arrive at non-GAAP net income. This amount is then divided by fully-diluted GAAP shares outstanding, which includes the impact of the Company's contingent convertible notes, to derive non-GAAP diluted net income per share. To provide further clarity, a detailed reconciliation on the comparability of the GAAP and non-GAAP data has been provided in table form following the financial statements accompanying this announcement.

    Six Months Ended June 30, 2006, Revenue:

    In the first half of 2006, the Company reported revenue of $149.3 million. This represents a 41 percent increase from revenue of $105.7 million in the similar period of the prior year.

    Six Months Ended June 30, 2006, GAAP Results:

    In the first half of 2006, GAAP net income was $29.7 million, or $0.70 per diluted share, including $6.9 million of stock-based compensation expense. This compared to net income of $24.3 million, or $0.61 per diluted share, including no stock-based compensation expense in the first half of 2005.

    Six Months Ended June 30, 2006, Non-GAAP Results:

    Based on the Company's non-GAAP measurements, non-GAAP net income in the first half of 2006 was $39.4 million, or $0.91 per diluted share, compared to net income on a similar basis of $26.8 million, or $0.65 per diluted share in the first half of 2005.
    "We are pleased with our solid second quarter results," said Joel Ronning, Digital River's CEO. "During last quarter, we continued to excel in global online markets, winning new business, and expanding our footprint and infrastructure. The ability to manage complex global online operations and our expertise in marketing to local online shoppers in worldwide geographies have proven to be the most compelling differentiators for Digital River in the market today.
    "We have secured significant incremental business from major clients and expect to be awarded more. We plan to provide additional details on these wins in the near future," continued Ronning. "We believe this new business represents a strong endorsement of our value proposition and core business model, and will fuel growth in 2007 and beyond."

    Q3 2006 Guidance

    Forward-looking guidance for the third quarter ending September 30, 2006, is as follows:

    --  Revenue of $74.0 million;

    -- GAAP diluted net income per share of $0.31, including stock-based compensation expense of $3.6 million; and

    --  Non-GAAP diluted net income per share of $0.38.

    Full Year 2006 Guidance

    Forward-looking guidance for the full year ending December 31, 2006, is as follows:

    --  Revenue of $305 million;

    -- GAAP diluted net income per share of $1.37, including stock-based compensation expense of $14.1 million; and

    --  Non-GAAP diluted net income per share of $1.74.

    Digital River will hold a second quarter conference call today at 4:45 p.m. Eastern Daylight Time. A live webcast of the conference call can be accessed from http://www.digitalriver.com/2006q2earnings/. Alternatively, a live broadcast of the call may be heard by using conference ID # 7600156 and dialing 888-896-0863 inside the United States or Canada, or by calling 973-582-2741 from international locations. A webcast replay of the call will be archived on the Company's corporate Web site.

    About Digital River, Inc.

    Digital River, Inc., a global leader in e-commerce outsourcing, builds and manages online businesses for more than 40,000 software publishers, manufacturers, distributors and online retailers. Its multi-channel e-commerce solution, which supports both direct and indirect sales, is designed to help companies of all sizes maximize online revenues as well as reduce the costs and risks of running an e-commerce operation. The company's comprehensive platform offers site development and hosting, order management, fraud prevention, export controls, tax management, physical and digital product fulfillment, multi-lingual customer service, advanced reporting and strategic marketing services.
    Founded in 1994, Digital River is headquartered in Minneapolis with offices in major U.S. cities as well as Cologne, Germany; London, England; Shannon, Ireland; Luxembourg, Luxembourg; Taipei, Taiwan; and Tokyo, Japan. For more details about Digital River, visit the corporate Web site at www.digitalriver.com or call 952-253-1234.

    Forward-Looking Statements

    This press release contains forward-looking statements, including statements regarding the Company's anticipated future growth, including the expansion of its global business infrastructure, and future financial performance as well as statements containing the words "anticipates," "believes," "plans," "will" or "expects" and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the Company's limited operating history and variability of operating results; competition in the e-commerce market; challenges associated with international expansion; and other risk factors referenced in the Company's public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2005. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Digital River's most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time-to-time.
    The forward-looking statements regarding third quarter 2006 and full year 2006 reflect Digital River's expectations as of July 27, 2006. Results may be materially affected by many factors, such as changes in global economic conditions and consumer spending, fluctuations in foreign currency rates, the rate of growth of online commerce and the Internet and other factors. The guidance assumes, among other things, that there are no changes to stock-based compensation expense and anticipated tax rates, and that no additional intangible assets are recorded. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that may arise after the date hereof.
    Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.


Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Condensed Consolidated Balance Sheets                  As of
                                               June 30,   December 31,
                                             -------------------------
                                                 2006         2005
                                             ------------ ------------
Assets
------
  Current assets
    Cash and cash equivalents                   $300,449     $131,770
    Short-term investments                       236,766      220,569
    Accounts receivable, net                      38,116       34,883
    Deferred income taxes                         18,065       22,251
    Prepaid expenses and other                     7,581        3,741
                                             ------------ ------------
      Total current assets                       600,977      413,214
  Property and equipment, net                     26,212       17,955
  Goodwill                                       237,025      195,299
  Intangible assets, net                          26,644       20,054
  Deferred income taxes                            4,132       10,444
  Other assets                                    12,001       12,174
                                             ------------ ------------
  Total assets                                  $906,991     $669,140
                                             ============ ============
Liabilities and stockholders' equity
------------------------------------
  Current liabilities
    Accounts payable                            $120,298     $127,846
    Accrued payroll                                7,724        8,866
    Deferred revenue                               6,825        5,403
    Accrued acquisition costs                      7,312        5,651
    Other accrued liabilities                     32,697       21,210
                                             ------------ ------------
      Total current liabilities                  174,856      168,976
  Non-current liabilities
    Convertible senior notes                     195,000      195,000
    Deferred income taxes                              -           22
                                             ------------ ------------
      Total non-current liabilities              195,000      195,022
                                             ------------ ------------
  Total liabilities                              369,856      363,998
                                             ------------ ------------
  Stockholders' equity
    Common stock                                     397          350
    Additional paid-in capital                   508,809      315,489
    Deferred compensation                              -       (1,942)
    Retained earnings/(accumulated deficit)       23,342       (6,324)
    Accumulated other comprehensive
     income/(loss)                                 4,587       (2,431)
                                             ------------ ------------
  Total stockholders' equity                     537,135      305,142
                                             ------------ ------------
  Total liabilities and stockholders' equity    $906,991     $669,140
                                             ============ ============



Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands, except per share amounts)
Subject to reclassification

Condensed Consolidated Statements of Operations

                                Three months ended  Six months ended
                                     June 30,           June 30,
                                ------------------ -------------------
                                   2006     2005      2006      2005
                                --------- -------- --------- ---------
Revenue                          $71,277  $51,143  $149,291  $105,672
Costs and expenses:
  Direct cost of services          1,914    1,187     3,777     2,488
  Network and infrastructure       6,298    4,738    13,741     9,216
  Sales and marketing             27,628   15,740    54,567    32,116
  Product research and
   development                     7,488    5,127    15,090     9,585
  General and administrative       8,247    5,301    16,497    10,917
  Depreciation and amortization    2,475    2,375     4,728     4,497
  Amortization of acquisition-
   related intangibles             3,038    2,110     5,878     4,506
                                --------- -------- --------- ---------
Total costs and expenses          57,088   36,578   114,278    73,325
                                --------- -------- --------- ---------
    Income from operations        14,189   14,565    35,013    32,347
                                --------- -------- --------- ---------
Other income, net                  6,392      891     9,327     2,046
                                --------- -------- --------- ---------
    Income before income tax
     expense                      20,581   15,456    44,340    34,393
Income tax expense                 7,292    5,230    14,674    10,130
                                --------- -------- --------- ---------
    Net income                   $13,289  $10,226   $29,666   $24,263
                                ========= ======== ========= =========

Net income per share - basic       $0.34    $0.30     $0.79     $0.71
                                ========= ======== ========= =========
Net income per share - diluted     $0.30    $0.26     $0.70     $0.61
                                ========= ======== ========= =========
Shares used in per share
 calculation - basic              39,452   34,176    37,386    34,097
Shares used in per share
 calculation - diluted            45,458   41,154    43,319    41,347



Calculation of GAAP Diluted Net Income Per Share

                                Three months ended  Six months ended
                                     June 30,           June 30,
                                ------------------ -------------------
                                   2006     2005      2006      2005
                                --------- -------- --------- ---------
GAAP net income                  $13,289  $10,226   $29,666   $24,263
Add back debt interest expense
 and issuance cost
 amortization, net of tax
 benefit                             435      457       870       969
                                --------- -------- --------- ---------
Adjusted net income for GAAP
 EPS calculation                 $13,724  $10,683   $30,536   $25,232
                                ========= ======== ========= =========

Net income per share - diluted     $0.30    $0.26     $0.70     $0.61
                                ========= ======== ========= =========
Shares used in per share
 calculation - diluted            45,458   41,154    43,319    41,347



Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Condensed Consolidated Statements of Cash Flows

                                             Six months ended June 30,
                                             -------------------------
                                                 2006         2005
                                             ------------ ------------
Operating Activities:
---------------------
  Net income                                     $29,666      $24,263
    Adjustments to reconcile net income to
     net cash provided by operating
     activities:
      Amortization of acquisition-related
       intangibles                                 5,878        4,506
      Change in accounts receivable
       allowance, net of acquisitions                126         (390)
      Depreciation and amortization                4,728        4,497
      Stock-based compensation expense
       related to stock-based compensation
       plans                                       6,932            -
      Tax benefit of stock-based
       compensation                                    -        6,269
      Excess tax benefit from stock-based
       compensation                               (2,705)           -
      Deferred and other income taxes             12,679        3,870
      Change in operating assets and
       liabilities (net of acquisitions):
        Accounts receivable                         (622)       1,392
        Prepaid and other assets                  (2,538)        (475)
        Accounts payable                         (14,263)      (6,705)
        Deferred revenue                             553          633
        Income tax payable                           919        3,651
        Accrued payroll and other accrued
         liabilities                               2,624       (3,056)
                                             ------------ ------------
          Net cash provided by operating
           activities                             43,977       38,455
                                             ------------ ------------

Investing Activities:
---------------------
    Purchases of investments                    (103,413)     (69,089)
    Sales of investments                          86,913       53,227
    Cash paid for acquisitions, net of cash
     received                                    (37,235)      (7,825)
    Purchases of property, equipment and
     capitalized software                         (9,162)      (6,021)
                                             ------------ ------------
          Net cash used in investing
           activities                            (62,897)     (29,708)
                                             ------------ ------------

Financing Activities:
---------------------
    Proceeds from sale of common stock           172,700            -
    Exercise of stock options                      9,616       10,453
    Sales of common stock under employee
     stock purchase plan                             933        1,488
    Excess tax benefit from stock-based
     compensation                                  2,705            -
    Repurchase of common stock                         -       (3,205)
                                             ------------ ------------
          Net cash provided by financing
           activities                            185,954        8,736
                                             ------------ ------------
  Effect of exchange rate changes on cash          1,645       (2,996)
                                             ------------ ------------
  Net increase in cash and cash equivalents      168,679       14,487
  Cash and cash equivalents, beginning of
   period                                        131,770      127,734

                                             ------------ ------------
  Cash and cash equivalents, end of period      $300,449     $142,221
                                             ============ ============

                                             ------------ ------------
  Cash paid for interest on Convertible
   Senior Notes                                   $1,219       $1,422
                                             ============ ============



Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)

Calculation of Historical non-GAAP Diluted Net Income Per Share



                                   Three months ended
                  ----------------------------------------------------
                   March 31,     June 30,   September 30, December 31,
                     2005          2005        2005          2005
                  ----------------------------------------------------
GAAP pre-tax
 income               $18,937      $15,456       $17,058      $20,229
  Add back:
   amortization
   of
   acquisition-
   related
   intangibles          2,396        2,110         2,089        2,135
  Add back:
   stock-based
   compensation
   expense                  -            -             -            -
                  ----------------------------------------------------
Non-GAAP pre-tax
 income                21,333       17,566        19,147       22,364
Income tax
 expense @ 31%          6,613        5,445         5,936        6,933
                  ----------------------------------------------------
Non-GAAP net
 income               $14,720      $12,121       $13,211      $15,431
                  ====================================================

Non-GAAP net
 income per share
 - diluted              $0.36        $0.29         $0.31        $0.37
                  ====================================================

Shares used in
 per share
 calculation -
 diluted               41,454       41,154        41,972       41,244




                                                         Twelve months
                                                             ended
                                                         -------------
                                                         December 31,
                                                             2005
                                                         -------------
GAAP pre-tax income                                           $71,680
  Add back: amortization of acquisition-related
   intangibles                                                  8,730
  Add back: stock-based compensation expense                        -
                                                         -------------
Non-GAAP pre-tax income                                        80,410
Income tax expense @ 31%                                       24,927
                                                         -------------
Non-GAAP net income                                           $55,483
                                                         =============

Non-GAAP net income per share - diluted                         $1.34
                                                         =============

Shares used in per share calculation - diluted                 41,448



                     Three months ended               Six months ended
                  -------------------------           ----------------
                   March 31,     June 30,                 June 30,
                     2006          2006                     2006
                  -------------------------           ----------------
GAAP pre-tax
 income               $23,759      $20,581                    $44,340
  Add back:
   amortization
   of
   acquisition-
   related
   intangibles          2,840        3,038                      5,878
  Add back:
   stock-based
   compensation
   expense              3,413        3,519                      6,932
                  -------------------------           ----------------
Non-GAAP pre-tax
 income                30,012       27,138                     57,150
Income tax
 expense @ 31%          9,304        8,413                     17,717
                  -------------------------           ----------------
Non-GAAP net
 income               $20,708      $18,725                    $39,433
                  =========================           ================

Non-GAAP net
 income per share
 - diluted              $0.50        $0.41                      $0.91
                  =========================           ================

Shares used in
 per share
 calculation -
 diluted               41,154       45,458                     43,319


Breakdown of
 stock-based
 compensation
 expense
                     Three months ended               Six months ended
                  -------------------------           ----------------
                   March 31,     June 30,                 June 30,
                     2006          2006                     2006
                  -------------------------           ----------------
  Direct cost of
   services              $214         $218                       $432
  Network and
   infrastructure          86           84                        170
  Sales and
   marketing            1,289        1,323                      2,612
  Product
   research and
   development            585          591                      1,176
  General and
   administrative       1,239        1,303                      2,542
                  -------------------------           ----------------
Total                  $3,413       $3,519                     $6,932
                  =========================           ================


Non-GAAP Guidance Reconciliation


                                  Q3 - 2006                FY-2006
                                   Guidance                Guidance
                                --------------          --------------
Expected GAAP net income per
 share - diluted                        $0.31                   $1.37
Add back amortization of
 acquisition-related costs               0.07                    0.27
Add back stock-based
 compensation expense                    0.08                    0.32
Tax benefit of amortization and
 stock-based compensation               (0.07)                  (0.18)
Deduct impact of contingent
 convertible notes                      (0.01)                  (0.04)
                                --------------          --------------
Expected non-GAAP diluted net
 income per share                       $0.38                   $1.74
                                ==============          ==============


    CONTACT: Digital River, Inc., Minneapolis
             Investor Contact:
             Bob Kleiber, 952-540-3024
             bkleiber@digitalriver.com
             or
             Media Contact:
             Gerri Dyrek, 952-253-8396
             gdyrek@digitalriver.com